PAYDEN U.S. GROWTH LEADERS FUND Investor Class PUGLX	Summary Prospectus February 28, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2011, are incorporated by reference into this summary prospectus.

 INVESTMENT OBJECTIVE:

The Fund seeks long-term capital appreciation.

 FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Other Expenses	0.40%
Total Annual Fund Operating Expenses[1]	1.00%

[1] Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the total Annual fund Operating Expenses (excluding interest and taxes) will not exceed 1.00%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 245% of the average value of its long-term holdings. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely the Fund’s portfolio turnover rate will continue at a level near its current rate.

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 PAYDEN U.S. GROWTH LEADERS FUND

 PRINCIPAL INVESTMENT STRATEGIES:

ª	The Fund invests primarily in common stocks of publicly traded U.S. growth companies that are financially strong, well-established and world leaders in their industries. The Fund will generally choose its investments from the largest 1,000 U.S. companies ranked by market capitalization. Because a significant part of the Fund’s benchmark is composed of companies in various technology industries, the Fund may invest a significant portion of its total assets in such technology companies.

ª	The Fund invests principally in securities of U.S. companies, but may invest up to 20% of its total assets in equity securities of foreign companies, including companies organized or headquartered in emerging markets.

ª	The Fund invests from time to time in exchange-traded funds (“ETFs”), or other broad equity market derivative instruments as a means to efficiently add specific sector, country or style exposure to the Fund and to invest smaller amounts of cash generally related to miscellaneous daily cash flow.

ª	Payden selects securities based on the following criteria. The weight it gives to a particular factor depends on Payden’s view of the circumstances at the time of purchase, and some portfolio holdings may not meet all of the criteria: (1) companies that have a dominant market share, or are in specialized market niches; (2) companies with strong earnings and cash flows; and (3) companies that have a global presence, that benefit from size and scale, and that serve underpenetrated and rapidly growing markets.

ª	Payden believes that companies with these characteristics should have relatively low business risk and relatively high ability to sustain earnings growth.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

 PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

ª	Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

ª	Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

ª	Because an ETF is designed to track closely the performance of a particular market index, if the underlying index (such as an equity-based index) is subject to increased volatility, the ETF may be subject to such increased volatility. Similarly, it may be subject to the risks of trading halts and other similar risks to which securities trading on an exchange are subject. Finally, because the Fund must bear the cost of investing in any ETF, the acquired fund fees and expenses of the ETF may, if significant, have an adverse effect on the Fund’s performance. For more detailed information, please see the “Exchange-Traded Funds” discussion in the “More About Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” section in this Prospectus.

ª	The Fund may invest a significant portion of its total assets in companies in various technology industries. Stock prices of technology companies are particularly vulnerable to rapid changes in product cycles, government regulation, high personnel turnover and shortages of skilled employees, product development problems, and aggressive pricing and other forms of competition.

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

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 PAYDEN U.S. GROWTH LEADERS FUND

 PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Russell 1000 Growth Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 2ndQ 2003 (16.33%), and the worst quarter was 3rdQ 2001 (−21.68%).

Average Annual Returns Through 12/31/10	1 Year	5 Years		10 Years

Payden U.S. Growth Leaders Fund
Before Taxes	12.51%	0.07%		−0	.26%
After Taxes on Distributions	12.43%	−0	.12%	−0	.39%
After Taxes on Distributions and Sale of Fund Shares	8.22%	0.07%		−0	.22%

Russell 1000 Growth Index	16.72%	3.76%		0.02%
(The returns for the index are before any deduction for taxes, fees or expenses.)

 MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Wong has been with Payden since 1995. Frank Lee, CFA, is a Vice President and portfolio manager. Mr. Lee has been with Payden since 2004.

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 PAYDEN U.S. GROWTH LEADERS FUND

 PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

 TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

 PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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